                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                                            April 24, 2003
                                                   (Date of earliest event reported)

                                                     Commission file number 1-7349

                                                           BALL CORPORATION
                                        (Exact name of Registrant as specified in its charter)

                                     Indiana                    1-7349                35-0160610
                                    (State of                (Commission            (IRS Employer
                                  Incorporation)               File No.)          Identification No.)

                                     10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                                     (Address of principal executive offices, including ZIP code)

                                                            (303) 469-3131
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                         Dated April 24, 2003

Item 9.  Regulation FD Disclosure

The information regarding Ball Corporation's (the "Company") first quarter earnings for 2003 required to be reported under
Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K is furnished herein pursuant to Item 9,
Regulation FD Disclosure.

On April 24, 2003, the Company reported first quarter earnings attributable to common shareholders of $31.5 million, or 55 cents per diluted share, on sales of $1.07 billion, compared to $27.5 million, or 48 cents per diluted share, on sales of $876 million in the first quarter of 2002.  The earnings information regarding the first quarter is set forth in the attached press release.

The attached press release is deemed to be furnished and not filed with the Securities & Exchange Commission.

Exhibit 99.1  Press Release dated April 24, 2003

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:      /s/ Raymond J. Seabrook
                                                              Name:  Raymond J. Seabrook
                                                              Title:  Senior Vice President and
                                                                      Chief Financial Officer

Date:    April 24, 2003

                                                   Ball Corporation and Subsidiaries
                                                                Form 8-K
                                                             April 24, 2003

                                EXHIBIT INDEX
                                 Description                                                        Exhibit

Press Release dated April 24, 2003                                                                    99.1